UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                       SOUTHERN CONNECTICUT BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                       SOUTHERN CONNECTICUT BANCORP, INC.
                                215 Church Street
                          New Haven, Connecticut 06510
                                  ____________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

                            To Be Held on May 6, 2003
                                   10:00 A.M.

                             ______________________

         Notice is hereby given that the Annual Meeting of Shareholders ("2003 Annual Meeting") of Southern Connecticut Bancorp, Inc. ("Bancorp" or "Company") will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510 at 10:00 A.M. on Tuesday, May 6, 2003 for the following purposes:

          (1)  To elect two directors each for a three-year term;

          (2) To ratify the appointment of McGladrey & Pullen, LLP as independent accountants for the year ending December 31, 2003; and

          (3) To transact such other business as properly may be brought before the 2003 Annual Meeting.

         The close of business on March 24, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2003 Annual Meeting and at any adjournments thereof.

         Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you desire to vote your shares in person at the meeting, your proxy will not be voted.


                                        By Order of the Board of Directors




                                        Joseph V. Ciaburri
                                        Chairman and Chief Executive Officer

New Haven, Connecticut
April 7, 2003

                       SOUTHERN CONNECTICUT BANCORP, INC.
                                215 Church Street
                          New Haven, Connecticut 06510
                                  _____________

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2003
                                   10:00 A.M.
                              _____________________

                                  INTRODUCTION

         This Proxy Statement ("Proxy Statement") is being furnished by Southern Connecticut Bancorp, Inc. ("Bancorp" or "Company") in connection with the solicitation by Bancorp's Board of Directors ("Board") of proxies from holders of Bancorp's Common Stock, $0.01 par value ("Common Stock"), to be voted at the Annual Meeting of Shareholders to be held on May 6, 2003 ("2003 Annual Meeting") and at any adjournments thereof. The 2003 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 7, 2003. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, The Bank of Southern Connecticut ("Bank"), may solicit by telephone or in person, the return of signed proxies from shareholders without additional remuneration thereof. All expenses associated with the solicitation of proxies will be borne by Bancorp.

         Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2003 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may be revoked by giving notice to the Secretary of Bancorp in writing (at Bancorp's address indicated above) or in open meeting prior to the taking of a vote.

         Unless so revoked, the proxy will be voted at the 2003 Annual Meeting, and unless authorization to vote for the election of directors or for any particular nominee is withheld, the shares represented by such proxy will be voted FOR the nominees set forth in this Proxy Statement. If authorization to vote for any nominee or nominees is withheld in a proxy, the votes of the shares represented thereby will be distributed among the remaining nominees in the manner determined by the persons named in the proxy, unless contrary instructions are given. Other than for the election of directors, where a plurality of the votes cast shall suffice for election, or as otherwise required by law or regulation, the Certificate of Incorporation of Bancorp provides that all matters requiring shareholder action must be approved by shareholders by a majority of the votes cast. Any abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.

         The record date for determining shareholders entitled to notice of and to vote at the 2003 Annual Meeting and any adjournments thereof has been set as March 24, 2003 ("Record Date"). As of the Record Date, there were 966,667 shares of Common Stock outstanding and entitled to vote at the 2003 Annual Meeting. Each share of Common Stock is entitled to one vote multiplied by the number of directors to be elected with respect to the election of directors and to one vote on each other matter submitted to the 2003 Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the security ownership as of January 31, 2003 of the nominees for election to the Board described in this Proxy Statement. (The nominees will be Class II directors. Messrs. Jacobs and Sandman currently are serving as Class II directors of Bancorp and directors of the Bank.)

Name and Address of Beneficial Owner    Amount and Nature of Beneficial             Percent of Class
                                                   Ownership
-----------------------------------------------------------------------------------------------------
G. Leon Jacobs                                       3,000                                0.3%
Tribal Manager, Mashantucket Pequot
Tribal Nation
Director of Bancorp and the Bank
198 Masons Island Road
Mystic, CT 06355

Joshua H. Sandman                                    10,750                               1.1%
Director of Bancorp and the Bank
Vice President
Deitsch Plastic Co., Inc.
14 Farwell Street
P.O. Box 26005
West Haven, CT 06516


         The following table sets forth certain information concerning the security ownership as of January 31, 2003 of Bancorp's (other than the nominees described above) and the Bank's directors and named executive officers:

Name and Address of Beneficial Owner    Amount and Nature of Beneficial
                                                   Ownership                        Percent of Class
-----------------------------------------------------------------------------------------------------
Bancorp Directors (All Bancorp directors are also directors of the Bank)

Class I (Expires 2005)

Carl R. Borrelli                                       31,107                             3.2%
All Brite Electric, Inc.
4 Industry Drive Ext.
P.O. Box 26004 West Haven, CT 06516

Juan Jose Alvarez de Lugo                              52,874                             5.5%
20 Huntington Drive
Branford, CT 06405

Alphonse F. Spadaro, Jr.                               15,335                             1.6%
Managing Principal
Levitsky & Berney, PC
100 Bradley Road
Woodbridge, CT 06525
Class III (Expires 2004)



                                      -3-

Name and Address of Beneficial Owner    Amount and Nature of Beneficial             Percent of Class
                                                  Ownership
-----------------------------------------------------------------------------------------------------
Class III (Expires 2004)

Joseph V. Ciaburri, Chairman                           27,000(1)                          2.8%
and Chief Executive Officer of Bancorp
and the Bank and Director of Bancorp and
the Bank
Southern Connecticut Bancorp, Inc.
215 Church Street
New Haven, CT 06510

Elmer F. Laydon, Vice Chairman and                     68,084                             7.0%
Director of Bancorp and the Bank
President
Elmer F. Laydon Construction Corp.
69 Wheeler Street
New Haven, CT 06512

Bank Directors

James S. Brownstein, Esq.                               4,000                             0.4%
Kantrovitz & Brownstein, P.C.
One Bradley Road, Suite 305
P.O. Box 3557
Woodbridge, CT 06525

Gary D. Mullin,(2) President and Chief                  4,000                             0.4%
Operating Officer of the Bank
The Bank of Southern Connecticut
215 Church Street
New Haven, CT 06510

Janette J. Parker                                        600                              0.1%
13 Hughes Place
New Haven, CT 06511

W. Martyn Philpot, Jr., Esq.                             666                              0.1%
Law Offices of W. Martyn Philpot, Jr.
409 Orange Street
New Haven, CT 06511

--------

     (1) Mr. Ciaburri also has the right to acquire up to 20,000 shares of Bancorp
Common Stock within sixty (60) days.

     (2) Mr. Mullin left his positions with the Bank effective December 31, 2002.


                                      -4-

Name and Address of Beneficial Owner    Amount and Nature of Beneficial             Percent of Class
                                                   Ownership
-----------------------------------------------------------------------------------------------------

Alfred J. Ranieri, Jr., MD                             29,200                             3.0%
1455 Chapel Street
New Haven, CT 06511

J. Daniel Sagarin, Esq.                                 7,311                             0.8%
Hurwitz & Sagarin, LLC
147 North Broad Street
P.O. Box 112 Milford, CT 06460

All directors and executive officers as a              253,927                            26.3%
group


         The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp's Common
Stock:

Name and Address of Beneficial Owner    Amount and Nature of Beneficial             Percent of Class
                                                   Ownership
-----------------------------------------------------------------------------------------------------
Saugatuck Partners, L.P. and certain                 78,200                               8.1%
affiliates(3)
1 Gorham Island
Westport, CT 06880

Elmer F. Laydon                                      68,084                               7.0%
President
Elmer F. Laydon Const. Corp.
69 Wheeler Street
New Haven, CT 06512

Juan Jose Alvarez de Lugo                            52,874                               5.5%
20 Huntington Drive
Branford, CT 06405

                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

Nominees

         Two directors are to be elected at the 2003 Annual Meeting. The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be. The term of office of one class of directors expires at each annual meeting of Bancorp's shareholders. Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability. The initial term of office of Class I directors expired at the annual meeting of shareholders in 2002; that of Class II directors expires at the 2003 Annual
Meeting;


------------

   (3) The following  Saugatuck  affiliates  are listed as owning Bancorp Common
Stock: Saugatuck Asset Management,  LLC; Saugatuck Management Company, L.P.; and
Richard J. Galley, with respect to the shares of Common Stock directly owned by Saugatuck Partners, L.P. and Saugatuck International, Ltd.



and that of Class III directors shall expire at the annual meeting of shareholders in 2004. A plurality of votes shall suffice for the election of directors. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Director nominees Jacobs and Sandman currently are directors of Bancorp and the Bank. Each of Bancorp's other directors also serves as a director of the Bank.

         The persons named in the form of proxy to represent shareholders at the 2003 Annual Meeting are Alphonse F. Spadaro, Jr. and Janette J. Parker. It is the intention of the persons named in the proxy to vote FOR the election of the nominees named herein unless authority to vote is withheld with respect to one or more nominees. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp's management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

                                               NOMINEES FOR ELECTION
                                            (TO BE CLASS II DIRECTORS)


   Name                       Age   Position And Offices With Bancorp or the Bank         Director
                                    and Principal Occupation and Employment During          Since
                                    the Past Five Years
-----------------------------------------------------------------------------------------------------
   G. Leon Jacobs             63    Director of Bancorp and the Bank; Tribal                2001
                                    Manager, Mashantucket Pequot Tribal Nation

   Joshua H. Sandman          59    Director of Bancorp and the Bank; Vice                  2000
                                    President, Deitsch Plastics (plastic
                                    fabricating) and Professor, University of New
                                    Haven; former Director of The Bank of New Haven


                                          DIRECTORS CONTINUING IN OFFICE

                                    Position And Offices With Bancorp or the Bank
                                    and Principal Occupation and Employment During        Director
             Name             Age   the Past Five Years                                     Since
-----------------------------------------------------------------------------------------------------
   Class I

   Carl R. Borrelli           66    Director of Bancorp and the Bank; Treasurer,       2000. To serve
                                    All Brite Electric, Inc.                             until 2005.

   Juan Jose Alvarez de       43    Director of Bancorp and the Bank; Director,        2001. To serve
   Lugo                             Arquin Decoraciones                                  until 2005.

   Alphonse F. Spadaro, Jr.   61    Director of Bancorp and the Bank; managing         2001. To serve
                                    principal of Levitsky & Berney, P.C. (public         until 2005.
                                    accounting firm)



                                      -6-



   Class III

   Joseph V. Ciaburri         73    Chairman, Chief Executive Officer and              2000. To serve
                                    President of Bancorp and a director of Bancorp       until 2004.
                                    and the Bank; involved in organization of the
                                    Bank since 1999; Director of Development of
                                    Southern Connecticut State University from
                                    July 1993 to August 1999; Mr. Ciaburri was
                                    employed in commercial banking in the New
                                    Haven area for over forty years, including as
                                    President and Chief Executive Officer of two
                                    area banks for a total of 16 years

   Elmer F. Laydon            66    Director and Vice Chairman of Bancorp and the      2000. To serve
                                    Bank; President, Elmer F. Laydon Construction        until 2004.
                                    Corp. (building contractor); former Chairman
                                    of the Board of Directors of Shoreline Bank
                                    and Trust Company


                                          NON-DIRECTOR EXECUTIVE OFFICER

                                    Position And Offices With Bancorp or the Bank and Principal
                                    Occupation and Employment During the Past Five Years
             Name             Age
-----------------------------------------------------------------------------------------------------

   Michael M. Ciaburri        42    President, Chief Operating Officer and a director of the Bank(1);
                                    founder and President of Ciaburri Bank Strategies, a bank
                                    management consulting firm.  Mr. Ciaburri was trained in banking in
                                    New York City and London.  He is a graduate of the Stonier Graduate
                                    School of Banking at Georgetown University and the School of Bank
                                    Administration at the University of Wisconsin, each three-year banking programs.  Mr. Ciaburri was employed as a commercial banker for over 10 years

                                               SIGNIFICANT EMPLOYEE

                                    Position And Offices With Bancorp or the Bank and Principal
                                    Occupation and Employment During the Past Five Years
             Name             Age
-----------------------------------------------------------------------------------------------------
   Anthony M. Avellani        64    Interim Controller(2) of Bancorp and the Bank;  Senior Accounting
                                    Manager, Southington Savings Bank;  Finance and Accounting Manager,
                                    American Payment Systems, Inc.; Mr. Avellani has been employed in banking for over 34 years



--------------

   (1) Effective February 11, 2003.

   (2) Mr. Avellani was retained as Interim Controller, effective November 25, 2002, after the departure of Bancorp's former Chief Financial Officer, Paul V. Erwin.

Family Relationships

         Michael M. Ciaburri, the President and Chief Operating Officer and a director of the Bank, is the son of Joseph V. Ciaburri, the Chairman and Chief Executive Officer of Bancorp and the Bank and a director of Bancorp and the Bank. Michael M. Ciaburri was unanimously elected to those positions by the directors of Bancorp and the Bank on February 11, 2003, following the departure, effective December 31, 2002, of Gary D. Mullin, the Bank's former President and Chief Operating Officer. Joseph V. Ciaburri served as the interim President of the Bank from January 14, 2003 until February 11, 2003.

Meetings and Committees of the Board

         Bancorp has established standing nominating, audit and compensation committees of the Board. The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors. The members of the Nominating Committee are Joseph V. Ciaburri (Chair), Elmer F. Laydon and Joshua H. Sandman. The Nominating Committee met once in 2002. The Nominating Committee will consider responsible recommendations by shareholders of candidates to be nominated as directors of Bancorp.

         Bancorp's Audit Committee oversees all internal and external audit and compliance functions. Both the internal auditor and the external auditor report directly to the Audit Committee. In performing its functions, the Audit Committee coordinates its activities with those of the Audit Committee of the Bank. The current members of Bancorp's Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Elmer F. Laydon and Joshua H. Sandman. The Audit Committee met six times during 2002. Effective January 14, 2003, the Audit Committee has adopted a new written charter, which is attached hereto as Appendix A.
                                                 ----------
         Bancorp's Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp's and the Bank's senior management. The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank. The current members of the Compensation Committee of Bancorp are Elmer F. Laydon (Chair), Joshua Sandman and Alphonse F. Spadaro. The Compensation Committee met four times in 2002.

         The Board met fifteen (15) times in 2002. Director Alvarez de Lugo and Director Nominee Jacobs attended fewer than seventy-five percent (75%) of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which they served (during the periods that each has served as a director). The Board elects the directors of the Bank following Bancorp's annual meeting.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp's officers and directors, and persons who own more than ten percent (10%) of Bancorp's Common Stock, to file reports of ownership and changes in ownership of Bancorp's Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to Bancorp, and written representations from certain reporting persons that no Forms 5 were required, Bancorp believes that two reporting persons, Juan Jose Alvarez de Lugo and Carl Borrelli, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Mr. Alvarez de Lugo failed to disclose on a Form 4 his acquisition of Bancorp Common Stock on three separate occasions during 2002. Mr. Alvarez has since disclosed those transactions on a Form 5. Mr. Borrelli failed to disclose on a Form 4 the acquisition of Bancorp Common Stock by several of his family members. Mr. Borrelli has an indirect beneficial interest in the Bancorp Common Stock owned by those family members. Mr. Borrelli has since disclosed the transactions in question on a Form 5.

                                            SUMMARY COMPENSATION TABLE


                                                     Annual Compensation Awards                  Long Term
          Name and                Year                                   Other Annual          Compensation
     Principal Position          Ended        Salary ($)    Bonus ($)   Compensation ($)     Stock Options (#)
------------------------------------------------------------------------------------------------------------------
     Joseph V. Ciaburri           2002         151,587        5,000           2,566(1)                    -
     Chairman and CEO and
     Director of Bancorp          2001          89,246(2)       -            42,029(3)                50,000
     and the Bank                 2000               -          -            27,336(4)                    -

     Gary D. Mullin(5)
     Director,                    2002         130,000          -                  -                      -
     President and COO            2001          70,666(6)       -            18,058(7)                20,000
     of the Bank                  2002               -          -                  -                      -

     Paul V. Erwin(8)             2002          94,615          -                  -                      -
     Senior Vice President        2001          50,000(9)       -                  -                   5,000
     and CFO of Bancorp           2000
     and the Bank

-------------------

   (1) Represents the value of the personal usage of the automobile provided by Bancorp, including insurance and taxes paid thereon.

   (2) Represents Mr. Ciaburri's salary from May 2001 through December 2001.

   (3) The amount includes $33,332 paid to Mr. Ciaburri for consulting fees, at two-thirds salary, prior to the commencement of operations, $6,384 for his automobile lease payments and property taxes and insurance for his vehicle, and $2,313 for club dues.

   (4) The amount includes $24,999 paid to Mr. Ciaburri for consulting fees, at two-thirds salary, prior to the commencement of operations, and $2,337 paid for club dues.

   (5) Mr. Mullin left his position with the Bank effective December 31, 2002.

   (6) Represents Mr. Mullin's salary from May 2001 through December 2001.

   (7) Represents consulting fees paid to Mr. Mullin, at two-thirds salary, prior to the commencement of operations.

   (8) Mr. Erwin left his position with the Bank effective November 26, 2002. The amounts reported in this table are for the period beginning January 1, 2002 and ending November 26, 2002.

   (9) Represents Mr. Erwin's salary from June 2001 through December 2001.

Employment and Change in Control Agreements

         Bancorp and the Bank have entered into an employment agreement with Mr. Ciaburri to serve as Chairman and Chief Executive Officer of Bancorp and the Bank. The agreement has an initial term of five years commencing on the opening of the Bank, but the employment agreement may be terminated by the Bank at the end of four years upon six months' notice. At the end of the initial five-year term and at the end of each extension, the remaining term is extended for an additional one-year term unless either party gives the other six months' notice of intent not to extend. Mr. Ciaburri receives an annual base salary of $157,500, with annual adjustments based on changes in the consumer price index, and an annual bonus as determined by the Board. Mr. Ciaburri is also entitled to such bonuses and raises as the Board may determine. The Bank also pays for Mr. Ciaburri's life insurance, although Bancorp is the named beneficiary under that policy. Mr. Ciaburri also received options to purchase 50,000 shares of Common Stock of Bancorp. Upon the termination of Mr. Ciaburri's employment (other than termination for cause (as defined)), Mr. Ciaburri will continue to serve as a director of Bancorp and the Bank with the title "Chairman Emeritus" and as a consultant for a period of one year. Mr. Ciaburri will receive a consulting fee of $60,000 plus supplemental health insurance during the consulting period.

         If Mr. Ciaburri terminates his employment because his job responsibilities are significantly reduced or because he is required to relocate outside of New Haven or Fairfield counties or if his employment is terminated by Bancorp and the Bank other than for cause (as defined) or his death or total disability, Mr. Ciaburri will be entitled to continue to receive his then current base salary for the balance of the term as then in effect. If Mr. Ciaburri's position as Chairman of the Board and Chief Executive Officer ends or his responsibilities are substantially reduced as a result of a business combination (as defined), Mr. Ciaburri also would be entitled to receive a lump sum payment equal to three times his then current base annual compensation.

         An employment agreement with Michael Ciaburri has not been finalized and approved as of the date of this Proxy Statement. The proposed employment agreement that is being considered by the Bank and Bancorp would provide a base salary of $130,000 through December 31, 2003. Each year thereafter, Michael Ciaburri would receive an increase in his base salary of at least five percent, with the final number each year to be determined by the Board of Directors of the Bank. Michael Ciaburri would be eligible to receive merit bonuses at the discretion of the Bank's Board. Michael Ciaburri would be reimbursed for expenses and would be provided with health insurance, participation in the Bank's profit sharing or 401(k) plan, an automobile and club membership. In the event Michael Ciaburri's employment is terminated as a result of a business combination, Mr. Ciaburri would receive a lump sum payment equal to three times his base annual compensation at that time. Upon the effective date of his employment agreement with the Bank, Michael Ciaburri would receive options to purchase 20,000 shares of Bancorp Common Stock under the 2002 Plan.

         The 2002 Stock Option Plan

         Bancorp has adopted the 2002 Stock Option Plan (the "2002 Plan"). The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. An aggregate of 250,000 shares of Bancorp's Common Stock are reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted Bancorp under the 2002 Plan. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan. The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp's common stock on the date of grant. For incentive options granted to a person who owns more than 10% of the combined voting power of Bancorp or any subsidiary (a "10% shareholder"), the exercise price cannot be less than 110% of the fair market value on the date of grant.

         Options under the 2002 Plan will have a term of 10 years unless otherwise determined at the time of grant, except that incentive options granted to any 10% shareholder will have a term of five years unless a shorter term is fixed. Unless otherwise fixed at the time of grant, 40% of the options will become exercisable one year from the date of grant, 30% of the options will become exercisable two years from the date of grant, and 30% of the options will become exercisable three years from the date of grant.

         The 2001 Stock Option Plan

         Bancorp adopted the 2001 Stock Option Plan (the "Option Plan"). Under the Option Plan, an aggregate of 90,000 shares of Bancorp's Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan. The Compensation Committee of the Board administers the Option Plan. The Board has voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

         Warrant Plans

         Bancorp has adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, "Warrant Plans"). The Warrant Plans have been approved by the Board in order to recognize the various contributions made by the directors and organizers in organizing and leading Bancorp and the Bank. An aggregate of 60,000 and 40,000 shares of Bancorp's Common Stock was reserved for issuance under the 2001 Warrant Plan and the 2001 Supplemental Warrant Plan, respectively. Several directors of Bancorp and the Bank, but none of Bancorp's named executive officers, have been awarded warrants pursuant to the Warrant Plans.

         Director Compensation

         To date, no director of Bancorp who is not also an employee of Bancorp or the Bank has received compensation for serving as a director of Bancorp or as a member of any committee of its board.

                                       Equity Compensation Plan Information

         The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2002:

------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan Category           Number of securities to be    Weighted-average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   outstanding options,           options, warrants          future issuance under
                                    warrants and rights              and rights            equity compensation plans
                                            (a)                          (b)                  (excluding securities
                                                                                            reflected in column (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plan                   2,500                       $12.00                       247,500
approved by security holders

------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not             64,900                       $12.00                             0 (1)
approved by security holders

------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                     67,400                       $12.00                       247,500

------------------------------- ---------------------------- ---------------------------- ----------------------------


         The equity compensation plan approved by security holders referenced in the chart, above, is the 2002 Plan. The plans not approved by security holders are the Option Plan and the Warrant Plans.

                          REPORT BY THE AUDIT COMMITTEE

         The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the NASDAQ Stock Market, Inc.

         In performing its function, the Audit Committee has:

               o reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2002 with management and with McGladrey & Pullen, LLP, Bancorp's independent auditors for 2002;

               o discussed with Bancorp's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect; and

               o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of non-audit services by the independent


-------
     (1) The Option Plan was terminated on May 14, 2002.

                    accountants to Bancorp is compatible with maintaining the accountants' independence and has discussed with McGladrey & Pullen, LLP their independence.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC.

                            THE 2002 AUDIT COMMITTEE

                        Alphonse F. Spadaro, Jr. (Chair)
                                 Elmer F. Laydon
                                Joshua H. Sandman


Audit Committee Financial Expert

         Bancorp's Board of Directors has determined that Bancorp has one Audit Committee financial expert serving on its Audit Committee. That person is Alphonse F. Spadaro, Jr. Mr. Spadaro is "independent," as that term is used in
Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In the normal course of business, the Bank may grant loans to executive officers, directors and members of their immediate families, as defined, and to entities in which these individuals have more than ten percent (10%) equity ownership. Such loans are to be made in the ordinary course of business of the Bank at substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and are not to involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2002, the Bank had made a loan in the amount of $400,000 to All Brite Electric, Inc., whose treasurer is director Carl Borrelli. That loan was made in the ordinary course of business at substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         For the years ended December 31, 2002 and December 31, 2001, Bancorp paid consulting fees and expenses to Ciaburri Bank Strategies of $118,155 and $31,900 respectively, for loan originations and the attainment of accounts. A principal of that company is Michael M. Ciaburri, currently the President and Chief Operating Officer of the Bank and the son of Bancorp's Chairman and Chief Executive Officer. Michael Ciaburri was not serving as the President and Chief Operating Officer of the Bank at the time he rendered and was paid for the services described above. The consulting agreement under which the above referenced payments were made was terminated as of the effective date of Michael Ciaburri's appointment as President and Chief Operating Officer of the Bank.

         During 2002, in order to secure the former Taco Bell property located at 1475 Whalley Avenue, New Haven as a site for the Bank's Amity office, Laura Realty, a partnership 50% owned by director Elmer F. Laydon, entered into a contract to purchase this property for $575,000. Prior to the closing, Laura Realty transferred its rights in this contract to the Bank which then purchased the property for $575,000. Laura Realty received no mark-up, profit or compensation from this transaction. It was reimbursed $29,665 for actual expenses such as legal fees, appraisal, engineering, and environmental study. All bills were submitted and approved by Bancorp's Audit Committee Chairman. There was no mark-up or profit on them. Elmer F. Laydon and Laura Realty did not receive any compensation for his time.

         Bancorp is a party to one five-year sublease agreement for excess office space in its premises with Laydon and Company, LLC, the principal of which is related to Bancorp's Vice Chairman.

                                   PROPOSAL 2.
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board has selected its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of Bancorp for the year ending December 31, 2003. This selection is being presented to the shareholders for ratification at the 2003 Annual Meeting.

         The firm of McGladrey & Pullen, LLP has served as Bancorp's independent accountants since its organization and is considered to be well-qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has no direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm's employment as independent accountants.

         If the shareholders do not ratify the selection of McGladrey & Pullen, LLP, the selection of independent accountants will be reconsidered by the Audit Committee.

         Representatives of McGladrey & Pullen, LLP will be present at the 2003 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

         McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2002, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC. All professional services rendered by McGladrey & Pullen, LLP during 2002 were furnished at customary rates and terms.

         The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2002:

         Audit Fees                                                                            $64,443
                                                                                              ==========

         Financial Information Systems Design and Implementation Fees                            $0
                                                                                              ==========

         All Other Fees
         Primarily tax return preparation, Registration Statement on Form 10-SB, and           $26,566
         consultation on various accounting and reporting matters
                                                                                              ==========


                           SHAREHOLDER NOMINATIONS AND
                        PROPOSALS FOR 2004 ANNUAL MEETING

         Shareholders entitled to vote for the election of directors at the 2004 Annual Meeting may make nominations of individuals for election to the Board. Such nominations shall be made in writing and shall be delivered or mailed and received by the Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to such Annual Meeting, which is expected to be held on May 4, 2004.

         Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

         Any proposal intended to be presented by a shareholder at the 2004 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to the 2004 Annual Meeting, which is expected to be held on May 4, 2004. Such notice shall include: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the 2004 Annual Meeting; (2) the name and address, as they appear on Bancorp's records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.

         Shareholder proposals for inclusion in the 2004 Proxy Statement and form of proxy for the 2004 Annual Meeting must be received by the Secretary of Bancorp on or before March 5, 2004.

         Nominations and proposals should be addressed to Rosemarie A. Romano, Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2003 Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2003 Annual Meeting. If any other matters properly come before the 2003 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

         BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2003 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT APRIL 7, 2003.

                                        By Order of the Board of Directors





                                        Joseph V. Ciaburri
                                        Chairman and Chief Executive Officer
New Haven, Connecticut
April 7, 2003

                                                                      Appendix A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                       SOUTHERN CONNECTICUT BANCORP, INC.
                                       AND
                        THE BANK OF SOUTHERN CONNECTICUT
                            (As of January 14, 2003)


Purpose and Composition
-----------------------

         This Charter governs the operations of the Audit Committee.(1) The Audit Committee shall consist of three or more independent directors as determined by the Board of Directors. In making the determination as to whether a particular director is independent of management, the Board of Directors shall consider all relevant information.(2) In order to be considered to be independent, an Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, accept any consulting, advisory, or other compensatory fee from the Bank, or be an affiliated person of the Bank or any subsidiary of the Bank. In addition, an Audit Committee member may not:


          o have been an employee of the Bank or any of its affiliates in the past three years;

          o have received any payments from the Bank or any of its affiliates in excess of $60,000 (except for Board service) in the current or any of the past three fiscal years (the same prohibition applies to non-employee family members);

          o be a member of the immediate family of an executive officer of the Bank or any of its affiliates in the past three years;

          o be an executive officer, partner or controlling shareholder of a business (including a not-for-profit business) that conducts business with the Bank where the Bank received payments from or made payments to that business in excess of 5% of the Bank's or that business's gross revenues for that year, or $200,000, whichever is greater, in the current or any of the past three years;

          o be employed as an executive of another entity where any of the Bank's executives serve on that entity's compensation committee at the current time or in the past three years; or



----------------


    (1) Both the NYSE and the Nasdaq Stock Market have listing standards applicable to companies listed on these exchanges that address audit committees and other corporate-governance related matters, many of which are in the process of being revised. Certain provisions contained in this Model Audit Committee charter reflect some of these current or proposed listing standards.

     Both the NYSE and the NASDAQ rules require that listed companies have a formal written charter, See the NYSE Manual at ss. 303.Ol(B)(l) and Rule 4350(d)(l) of the Nasdaq Stock Market Rules. The charter is adopted by the full Board of Directors. The provisions contained in this model Audit Committee Charter may not be suitable to every bank. Please consult with a qualified attorney to ensure that the Audit Committee Charter your Board of Directors adopts is appropriate to your bank.

    (2) Current FDIC regulations (applicable to banks in excess of $500 million) require this determination. In particular, 12 C.F.R. Part 363 requires the Board of a bank, when making this determination, to "consider", among other things, whether the director (i) serves or served as a consultant, adviser, promoter, underwriter, legal counsel or trustee of or to the bank or its affiliates, and
(ii) has outstanding extensions of credit from the bank or its affiliates.

          o be a former partner or employee of the Bank's independent auditor who worked on the Bank's audit engagement until three years after such person's relationship with the audit firm ended.(3)

         All Audit Committee members shall be able to read and understand financial statements, including the balance sheet, income statement and cash flow statement.(4) At least one member shall be a "financial expert". To be considered a "financial expert", a person must have, through education and experience,

     o an understanding of generally accepted accounting principles and financial statements;
     o    experience in:

          o the preparation or auditing of financial statements of generally comparable companies; and
          o the application of such principles in connection with the accounting for estimates, accruals, and reserves;

     o    experience with internal accounting controls; and
     o    an understanding of audit committee functions.


--------------
     (3) These provisions appear in the proposed NASDAQ rules. The NYSE rules define independent as having "no relationship to the company that may interfere with the exercise of [the director's] independence from management and the company." The NYSE rules emphasize that determinations of independence should broadly consider all relevant facts and circumstances. The rules also mandate that a company's Board of Directors affirmatively determine that a director serving on the Audit Committee has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Current employees of a company or of its current auditor have a material relationship with the company and may not, therefore, be considered independent. A director who otherwise meets the definition of independence but holds 20% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) may not chair or be a voting member of the Audit Committee. Further, if an Audit Committee member simultaneously serves on the Audit Committee of more than three public companies and the NYSE-listed company does not limit the number of Audit Committees on which its Audit Committee members may serve, then the Board must make a determination that such simultaneous service would not impair the Audit Committee member's ability to effectively serve on the company's Audit Committee. The company must disclose this determination in its annual proxy statement. Under the NYSE rules, independence also requires that five years pass before a former employee of the company or its independent auditor, or a former employee of any company whose compensation committee includes an officer of the company, or an immediate family member of any of the above, may become an Audit Committee member. Moreover, no director may be considered independent if he or she is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the company serves on the compensation committee of another company that employs the director.

   (4) Thc NASDAQ rules require that Audit Committee members be able to do so at the time of their appointment. The NYSE rules require "financial literacy", to be determined by the Board, within a reasonable time following appointment to the Audit Committee.

         One member should have accounting expertise, and two members shall have banking or related financial management expertise. No member of the Audit Committee shall be a "large customer" of the Bank or represent a "large customer". A "large customer" is defined as an individual or entity which, in the determination of the Board of Directors, has such significant direct or indirect credit or other relationships with the Bank that the termination of the same would likely materially and adversely impact the Bank's financial condition or the results of its operations.(5)

         The members of the Audit Committee shall be elected by the Board of Directors annually and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.(6)

Statement of Policy

         The Audit Committee shall provide assistance to the Board of Directors in overseeing the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the external and internal auditors, and the annual independent audit of the Bank's financial statements.(7)

         The independent auditor for the Bank and the head of the internal audit function shall report directly to the Audit Committee. The Audit Committee shall have direct responsibility to select. compensate, evaluate and, where appropriate, replace the independent auditor and the head of the internal audit function. The Audit Committee shall be responsible for the resolution of any disputes between management and the independent auditor regarding financial reporting.

Responsibility and Processes

         The primary responsibility of the Audit Committee is to oversee the Bank's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Bank's financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws. These are the responsibilities of management, the internal auditor and the independent auditor. In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible in order to react to changing conditions and circumstances.

         The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may alter or supplement them as appropriate.

1. Annually, the Audit Committee shall review the proposal for the appointment of the Bank's independent auditor and the associated fees and formally approve the appointment of the Bank's independent auditor. No independent auditing firm



----------------

         (5) FDIC regulations provide that depository institutions with assets exceeding $3 billion must have at least two Audit Committee members with "banking or related financial management expertise" and may not have members who are "large customers of the institution."

         (6) The NYSE rules require the Chair to have accounting or related financial management expertise.

         (7) The Caremark case holds that the Board of Directors must attempt to ensure that an adequate corporate information and reporting system exists. See In re Caremark International Inc. Derivative Litigation, 698 A.2d 959 (Del. Ch.
1996). At many companies, this responsibility is largely delegated to the Audit Committee, which is made responsible for review of systems and controls relating to legal and ethical compliance programs, regulatory compliance and business risk assessment. However, given the heightened role of Audit Committees, many companies are considering delegating some of these functions to other committees and having these committees periodically report to the Audit Committee or the Board of Directors.

may be engaged to conduct the Bank's independent audit if a senior management official of the Bank worked for the auditor on the Bank's audit in the one year period prior to the new independent audit.

2. The Audit Committee shall discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audit engagements.

3. The Audit Committee shall ensure that the independent auditor submits annually a formal written statement delineating all relationships between the independent auditor and the Bank. The Audit Committee is responsible for engaging in a dialogue with the independent auditor with respect to such disclosed relationships that may impact the objectivity and independence of the independent auditor and recommending that the Board of Directors take appropriate action to satisfy itself of the independent auditor's independence.(8)

4. The Audit Committee shall establish policies and procedures for the engagement of the independent auditor to provide non-audit services, and shall approve in advance all non-audit services to be provided by the independent auditor.

5. The Audit Committee shall discuss with management, the internal auditors and the independent auditor the adequacy and effectiveness of the Bank's accounting and financial records and system for monitoring and managing business risk and legal compliance programs. Further, the Audit Committee shall meet separately with the internal auditors and the independent auditor, with and without management present, to discuss the results of their work.

6. The Audit Committee shall establish procedures for processing complaints, including procedures for the receipt, retention, and treatment of complaints received by the Bank regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous

7. (9)The Audit Committee shall review and discuss with management, the internal auditor and the independent auditor the Bank' s interim financial results to be included in the Bank's quarterly reports filed with the Securities and Exchange Commission, and the matters required to be discussed by Statement on Auditing Standards No.61 (Communications with Audit Committees), as it may be modified or supplemented.(10)

8. The Audit Committee shall review with management and the independent auditor the financial statements to be included in the Bank's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K),(11) as well as the auditor's judgment about the quality, not just acceptability, of the Bank's accounting principles as applied in its financial reporting.(12) The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosures. (13) In addition, the Audit Committee shall discuss the results of the

------------------

      (8) This paragraph follows the listing requirements of the NYSE and the Nasdaq Stock Market. See the NYSE Manual at ss.303.01 (B)(I)(c) and Rule 4350(d)(l)(B) of the Nasdaq Stock Market Rules. Item 306(a)(3) of Regulation S-K also requires that the Audit Committee's report disclose this discussion.

      (9) Items 7-10 are applicable to publicly traded banks.

     (10) This review should occur prior to the Bank's filing of the Form 10-Q and, where possible, before the release of earnings reports.

     (11) Item 306(a)(l) of Regulation S-K requires that the Audit Committee's report disclose this discussion.

     (12) The review of the quality of accounting principles is require by Statement of Accounting Standards 61, as amended by Statement of Accounting Standards 90.

     (13) In a December 12, 2001 release entitled "Cautionary Advice Regarding Critical Accounting Policies", the SEC announced its intention to consider creating new rules to elicit more precise disclosure of accounting policies that annual audit and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No.6 1 (Communications with Audit Committees), as it may be modified or supplemented.(14)


9. Based on its review and discussions of items 7 and 8, the Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K).(15)


10. As a whole, or through the Chair, the Audit Committee shall review the impact on the financial statements of significant events, transactions, or changes in accounting principles or estimates which potentially affect the quality of the financial reporting with management, the internal auditor and the independent auditor prior to the filing of the Bank's Reports on Form l0-Q or 10-K, or as soon as practicable if the communications cannot be made prior to its filing.(16)

11. The Audit Committee shall require the independent auditor to communicate with the Audit Committee on a timely basis:


         o        all critical accounting policies and practices to be used;
         o        any accounting disagreements with management;
         o all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use off such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and
         o other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences

12. The Audit Committee shall review and reassess this Charter annually and recommend any appropriate changes to the Board of Directors.(17)

         The Audit Committee shall review with management and the independent auditor any pending or threatened action by regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Bank's financial statements or accounting policies. The Audit Committee may request any officer or employee of the Bank or the Bank's counsel

-------------------
management believes most critical. Although the SEC has not yet promulgated such rules, it did indicate in that release that Audit Committees should review the selection, application and disclosure of such policies prior to finalizing and filing annual reports. See Release Nos. 33-8040; 34-45 149; FR-60. Many issuers have responded with enhanced disclosures about the judgments and estimates that they perceive to be most critical.

     14 Item 306(a)(2) of Regulation S-K requires that the Audit Committee's report disclose this discussion.

     15 Item 306(a)(4) of Regulation S-K requires that the Audit Committees prepare a report that includes this disclosure.

     16 The review of the impact of significant events is required b Statement of Accounting Standards 90

     17 Both the NYSE and the Nasdaq Stock Market require the NYSE Manual at ss. 303.0l(B)(I) and Rule 4350(d)(l) of the Nasdaq Stock the charter provide for an annual performance evaluation of the Audit Corn or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall also have the resources and authority appropriate to discharge its responsibilities, including the authority to engage its own counsel and other advisors and determine the appropriate funding to compensate the Bank's independent auditor and any advisors employed by the Audit Committee.

Reports

         1. The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission for inclusion in the Bank's annual proxy statement.(18)

         2. The Committee shall submit any recommendation for changes to the Audit Committee Charter to the full Board of Directors for approval.

         3. The Audit Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

Reliance on Information Provided

         In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Bank and are not providing any expert or special assurance as to the Bank's financial statements or any professional certification as to the independent auditor's work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Bank that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.






----------------
     18 For publicly-traded banks, Item 7(d)(3)(i) of Schedule 14(a) 'Information Required in Proxy Statement") requires that the Bank's annual proxy statement include the report of the Audit Committee described in Item 306 of Regulation S-K.

                                 REVOCABLE PROXY
                       SOUTHERN CONNECTICUT BANCORP, INC.

|X|   PLEASE MARK VOTES AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 6, 2003

The undersigned hereby appoints Alphonse F. Spadaro, Jr. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the "Common Stock"), of Southern Connecticut Bancorp, Inc. ("Bancorp") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders ("2003 Annual Meeting") of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 10:00 A.M., on May 6, 2003, or any adjournment thereof as follows:

The undersigned acknowledges receipt of the Notice of the 2003 Annual Meeting and Proxy Statement.



Please be sure to sign and date       ---------------------------
this Proxy in the box below.          | Date                     |
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|                                                                |
|                                                                |
--Shareholder sign above----------Co-holder (if any) sign above--







                                                             With-    For All
                                                     For     hold     Except
1. Election of directors. Proposal to elect          [  ]    [  ]      [  ]

G. Leon Jacobs and Joshua H. Sandman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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                                                             With-    For All
                                                     For     hold     Except
2. Proposal to ratify the appointment of             [  ]    [  ]      [  ]
McGladrey & Pullen, LLP as independent
accountants for the year ending December
31, 2003.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2003 Annual Meeting, or any adjournment thereof.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND       [  ]
THE MEETING.

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

   Detach above card, sign, date and mail in postage paid envelope provided.

                       SOUTHERN CONNECTICUT BANCORP, INC.
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND 2. WITH RESPECT TO THE ELECTION OF DIRECTORS, THE VOTES ENTITLED TO BE CAST BY THE SHAREHOLDER WILL BE DIVIDED AMONG THE NOMINEES FOR WHOM THE PROXIES ARE AUTHORIZED TO VOTE IN SUCH MANNER AS MAY BE DETERMINED BY THE PROXIES.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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